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                                                                      EXHIBIT 10



CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No.s. 333-66444, 333-45070 and 333-44590) of
Pearson plc of our report dated June 27, 2005 relating to the financial statements which appear in this Annual Report on Form 20-F for the year ended December 31, 2004.



PricewaterhouseCoopers LLP
London, England
June 27, 2005